UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 12, 2007
Anpath Group, Inc.
(Exact name of registrant as specified in its charter)
DELAWARE	333-123365	20-1602779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
116 Morlake Drive - Suite 201 - Mooresville, NC 28117
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  (512) 236-0925
Telecomm Sales Network, Inc.
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendment to Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On January 12, 2007 the Company filed an Amendment to its Certificate of Incorporation for the purpose of changing the Company's name to Anpath Group, Inc. to more accurately reflect its current business.
The name change was approved by the Company's stockholders at its Special Meeting of Stockholders on January 8, 2007, as reported in the Company's Form 8-K filed on January 10, 2007.
A copy of the certificate of amendment is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits
EX-99.1	Certificate of Amendment to Certificate of Incorporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2007	By:	/s/ J. Lloyd Breedlove
J. Lloyd Breedlove President, Chief Executive Officer